Exhibit 99.1

AMDers,

Today is a very exciting and historic day for AMD. First, we just released our very strong third quarter financial results. We set a record for quarterly revenue, with net income and EPS more than doubling year-over-year. We also announced our acquisition of Xilinx — the industry’s #1 provider of FPGAs and Adaptive SOCs. Together, we will take the next step in our journey to create the industry’s high performance computing leader.

Let me start with our financial results. Our business accelerated significantly in the third quarter, with revenue growing 56% year-over-year to $2.8 billion.

Computing and Graphics quarterly segment revenue increased 31% year-over-year to $1.67 billion.

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Our client business had another fantastic quarter. We set a record for quarterly notebook revenue and shipments as OEM sell through doubled year-over-year. We have the best mobile product portfolio in our history, and we are securing more OEM design wins and increasing our go-to-market activities to drive further growth.

•	In graphics, revenue increased sequentially. We are focused on transitioning to our next-generation Radeon RX 6000 series launching this quarter.

Enterprise, Embedded and Semi-Custom segment revenue increased 116% year-over-year to $1.13 billion.

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Our server business had another record quarter. AWS, Google and Microsoft Azure expanded their AMD deployments and we added multiple Fortune 1000 customer wins in key verticals like financial services and automotive in the quarter.

•	Semi-custom revenue increased based on the steep production ramp the team drove to support the November launches of the next-gen Sony and Microsoft consoles.

We should be very proud of what we accomplished in the third quarter and the significant momentum we are building across our business. In addition, we are in a great position with the upcoming launches of our “Zen 3,” RDNA 2 and CDNA products. The engineering teams have done a fantastic job delivering significant performance increases for each of these and customer excitement is strong.

Over the last few years, we have focused on building a strong technical and operational foundation. It’s amazing what we have accomplished as a team, and you should each be very proud of that success. It is only because of your hard work, determination and consistent execution over the past few years, that we can now begin the next leg of our journey with our strategic acquisition of Xilinx.

Xilinx is the ideal match for us.

•	Xilinx is the FPGA and Adaptive SOC leader with more than 50% market share.

•	Xilinx is a technology leader, with differentiated packaging, SOC and core IP. They also share our focus on leading-edge process technology and open source software enablement.

•	Xilinx has deep strategic partnerships with industry leaders in large and important markets including 5G telecom, data center, automotive, industrial, aerospace and defense.

•	From a financial standpoint, Xilinx has a very strong business model with best-in-class gross margins and significant free cash flow.

Together, we will offer the industry’s strongest portfolio of high performance processors, spanning CPUs, GPUs, FPGAs and Adaptive SOCs. The addition of Xilinx complements and strengthens our already strong data center portfolio, and their leading position in embedded markets will drive new opportunities for our CPUs and GPUs. From a financial perspective, when the transaction closes, we expect to see an immediate benefit to gross margin, profitability and free cash flow.

Most importantly, in the time I have spent with Victor and his leadership team, it is very clear that we share similar cultures focused on innovation, execution and deep collaboration with customers. The Xilinx team is one of the best in the industry and I am thrilled to welcome them to the AMD family. I am extremely happy that after the deal closes Xilinx CEO Victor Peng will be joining AMD as President, responsible for the Xilinx business and strategic growth initiatives.

We expect the transaction to close by the end of 2021, pending required shareholder and regulatory approvals. Until we close, the companies remain two separate, independent companies and it will be business as usual.

I am extremely proud of how we are performing as a company and successfully accelerating our business. In the near-term, we must stay focused on executing our plans and capturing the significant growth opportunities we have for our Ryzen, Radeon and EPYC products. The acquisition of Xilinx is an exciting step forward as we think about our longer-term growth. I look forward to discussing today’s news and our third quarter results in more detail during our WorldCast this week.

Best,

—Lisa.

LISA SU

President & Chief Executive Officer | AMD

Additional Information about the Acquisition and Where to Find It

In connection with the proposed transaction, Advanced Micro Devices, Inc. (AMD) intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of AMD and Xilinx, Inc. (Xilinx) and that also will constitute a prospectus with respect to shares of AMD’s common stock to be issued in the proposed transaction (the “joint proxy statement/prospectus”). Each of AMD and Xilinx may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or any other document that AMD or Xilinx may file with the SEC. The definitive joint proxy statement/prospectus (if and when available) will be mailed to stockholders of AMD and Xilinx. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the joint proxy statement/prospectus (if and when available) and other documents containing important information about AMD, Xilinx and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by AMD will be available free of charge on AMD’s website at ir.AMD.com or by contacting AMD’s Corporate Secretary by email at Corporate.Secretary@AMD.com. Copies of the documents filed with the SEC by Xilinx will be available free of charge on Xilinx’s website at investor.Xilinx.com or by contacting Xilinx’s Investor Relations department by email at ir@xilinx.com.

Participants in the Solicitation

AMD, Xilinx and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of AMD, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in AMD’s proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on March 26, 2020. Information about the directors and executive officers of Xilinx, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Xilinx’s proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on June 19, 2020. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction. You may obtain free copies of these documents using the sources indicated above.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward Looking Statements

The statements in this communication include forward-looking statements concerning AMD, Xilinx, the proposed transaction and other matters. Forward-looking statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs and involve numerous risks and uncertainties that could cause actual results to differ materially from expectations. Forward-looking statements speak only as of the date they are made or as of the dates indicated in the statements and should not be relied upon as predictions of future events, as there can be no assurance that the events or circumstances reflected in these statements will be achieved or will occur. Forward-looking statements can often, but not always, be identified by the use of forward-looking terminology including “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “pro forma,” “estimates,” “anticipates,” “designed,” or the negative of these words and phrases, other variations of these words and phrases or comparable terminology. The forward-looking statements in this communication relate to, among other things, obtaining applicable regulatory and stockholder approvals, satisfying other closing conditions to the proposed transaction, the expected tax treatment of the transaction, the expected timing of the transaction, and the integration of the businesses and the expected benefits, cost savings, accretion, synergies and growth to result therefrom. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those contemplated by the statements. These risks include, among other things: failure to obtain applicable regulatory or stockholder approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the transaction or to complete the transaction on anticipated terms and timing; negative effects of the announcement of the transaction; risks that the businesses will not be integrated successfully or that the combined companies will not realize expected benefits, cost savings, accretion, synergies and/or growth, or that such benefits may take longer to realize than expected; the risk that disruptions from the transaction will harm business plans and operations; risks relating to unanticipated costs of integration; significant transaction and/or integration costs, or difficulties in connection with the transaction and/or unknown or inestimable liabilities; restrictions during the pendency of the transaction that may impact the ability to pursue certain business opportunities or strategic transactions, potential litigation associated with the transaction; the potential impact of the announcement or consummation of the transaction on AMD’s or the combined company’s relationships with suppliers, customers, employers and regulators; and demand for the combined company’s products. A more fulsome discussion of the risks related to the proposed transaction will be included in the joint proxy statement/prospectus. For a discussion of factors that could cause actual results to differ materially from those contemplated by forward-looking statements, see the section captioned “Risk Factors” in AMD’s Annual Report on Form 10-K for the year ended December 28, 2019, subsequent Quarterly Reports on Form 10-Q and other filings with the SEC. While the list of factors presented here is, and the list of factors presented in the joint proxy statement/prospectus will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements Many of these risks and uncertainties may be exacerbated by the COVID-19 pandemic and any worsening of the global business and economic environment as a result. AMD does not assume, and hereby disclaims, any obligation to update forward-looking statements, except as may be required by law.